T. Rowe Price Government Money Portfolio

Supplement to Prospectus and Summary Prospectus Dated May 1, 2020

At a Board meeting held on March 9, 2021, the fund’s Board of Directors approved the liquidation and dissolution of the fund. The liquidation is expected to occur on May 6, 2022 (“Liquidation Date”). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. In anticipation of the liquidation, effective May 3, 2021, the fund will be closed to new insurance providers. At any time prior to the termination, we welcome you to exchange your shares of the fund for the same class of shares of another T. Rowe Price fund. After the fund is liquidated, the fund will no longer be offered to shareholders for purchase.

The date of this supplement is March 16, 2021.

E306-041 3/16/21